UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☒	Soliciting Material Pursuant to §240.14a-12

ELOQUA, INC.

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Filed by Eloqua, Inc.

Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934

Subject Company: Eloqua, Inc.

Commission File No.: 001-35616

Cautionary Statement Regarding Forward-Looking Statements

This document contains certain forward-looking statements about Oracle and Eloqua, including statements that involve risks and uncertainties concerning Oracle’s proposed acquisition of Eloqua, anticipated customer benefits and general business outlook. When used in this presentation, the words “anticipates”, “can”, “will”, “look forward to”,

“expected” and similar expressions and any other statements that are not historical facts are intended to identify those assertions as forward-looking statements. Any such statement may be influenced by a variety of factors, many of which are beyond the control of Oracle or Eloqua, that could cause actual outcomes and results to be materially different from those projected, described, expressed or implied in this presentation due to a number of risks and uncertainties. Potential risks and uncertainties include, among others, the possibility that the transaction will not close or that the closing may be delayed, the anticipated synergies of the combined companies may not be achieved after closing, the combined operations may not be successfully integrated in a timely manner, if at all, general economic conditions in regions in which either company does business, and the possibility that Oracle or Eloqua may be adversely affected by other economic, business, and/or competitive factors. Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of Oracle or Eloqua.

In addition, please refer to the documents that Oracle and Eloqua, respectively, file with the U.S. Securities and Exchange Commission (the “SEC”) on Forms 10-K, 10-Q and 8-K. These filings identify and address other important factors that could cause Oracle’s and Eloqua’s respective operational and other results to differ materially from those contained in the forward-looking statements set forth in this presentation. You are cautioned to not place undue reliance on forward-looking statements, which speak only as of the date of this presentation. Neither Oracle nor Eloqua is under any duty to update any of the information in this presentation.

Oracle is currently reviewing the existing Eloqua product roadmap and will be providing guidance to customers in accordance with Oracle’s standard product communication policies. Any resulting features and timing of release of such features as determined by Oracle’s review of Eloqua’s product roadmap are at the sole discretion of Oracle. All product roadmap information, whether communicated by Eloqua or by Oracle, does not represent a commitment to deliver any material, code, or functionality, and should not be relied upon in making purchasing decision. It is intended for information purposes only, and may not be incorporated into any contract.

Additional Information about the Merger and Where to Find It

In connection with the proposed merger, Eloqua will file a proxy statement with the SEC. Additionally, Eloqua and Oracle will file other relevant materials in connection with the proposed acquisition of Eloqua by Oracle pursuant to the terms of an Agreement and Plan of Merger by and among, Oracle, OC Acquisition LLC, a wholly owned subsidiary of Oracle, Esperanza Acquisition Corporation, a wholly-owned subsidiary of OC Acquisition LLC, and Eloqua. The materials to be filed by Eloqua with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. Investors and security holders of Eloqua are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger because they will contain important information about the merger and the parties to the merger. Oracle, Eloqua and their respective directors, executive officers and other members of its management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Eloqua stockholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Oracle’s executive officers and directors in the solicitation by reading the proxy statement and other relevant materials filed with the SEC when they become available. Information concerning the interests of Eloqua’s participants in the solicitation, which may, in some cases, be different than those of Eloqua’s stockholders generally, is set forth in the materials filed with the SEC, including in Eloqua’s Registration Statement on Form S-1, and will be set forth in the proxy statement relating to the merger when it becomes available.

What We Are Announcing

Oracle buys Eloqua

• Adds leading modern marketing platform to the Oracle Cloud to help companies deliver exceptional customer experiences

• Transaction is expected to close in the first half of 2013

About Eloqua

• Eloqua is a leading provider of modern marketing automation and revenue performance management software that ensures every component of marketing works harder and more efficiently to drive revenue

• Headquartered in Vienna, VA, with approximately 400 employees worldwide

• Eloqua has more than 1,200 customers and 100,000 global users, from companies large and small, that rely on Eloqua to power revenue performance and growth

Combination creates a comprehensive Customer Experience Cloud that enables companies to transform the way they market, sell, support and serve their customers

• Enables organizations to provide a highly personalized and unified experience across channels, to create brand loyalty through social and online interactions, to grow revenue by driving more qualified leads to sales teams, and to provide superior service at every touch point

• Delivers end-to-end management of the customer journey through unified data, integrated business process management and business analytics

A Fundamental Shift in Customer Experience

Customers Are Demanding that Sellers Transform the Buying Process

WELL INFORMED

Customers demand relevant and unfettered access to product information through many channels

MULTIPLE INTERACTIONS

Customers choose when, where and how often they want to engage with sellers

HIGHER EXPECTATIONS

Customers expect seamless recognition at every touch-point along with superior customer service

MORE INFLUENCE

Customers increasingly exercise influence on social channels to provide feedback

The Customer Experience Lifecycle

Great Customer Experience Is the Sum of All Interactions

“Reward Me” “Represent Me” erstand My Needs” “Give Me More Val PUR

CHASE

“Earn My Trust”

Make It Easy”

BUY OWN

Market & Sell Support & Serve

“Be Relevant”

“Know My History”

“Engage

“Be Transparent” “Be Consistent”

Deliver the Experiences That Customers Want

A Comprehensive Solution is Needed to Deliver Unmatched Customer Experiences

Deliver a single, integrated and highly personalized customer experience

PURCHASE

• Content: transforms how customers are educated and informed online

• Social: transforms how customers interact BUY OWN with brands across social media

Market & Sell Support & Serve

• discovered Marketing: transforms nurtured how

customers are and

• Commerce: transforms how customers buy products and services via store fronts

• Sales: transforms how customers buy product and services via sales people

• Service: transforms how customers are serviced and supported

The Oracle Customer Experience Cloud

In Store Contact Center

Social Field Service

Mobile Direct Sales

Web Channel Sales

CONTENT SOCIAL MARKETING COMMERCE SALES SERVICE

Oracle Sites Oracle Social CX for

CX for CX for CX for CX Oracle for Oracle CX Oracle for

Marketing Cloud

Oracle Commerce Commerce Sales Sales Cloud Service Service Cloud

Eloqua’s Modern Marketing Platform

• Eloqua’s modern marketing platform powers revenue performance and business growth

• Automates the marketing process enabling marketers to immediately respond to a buyer’s Digital Body Language

• Drives best practices in campaign execution, testing, measurement, profiling and lead nurturing

• Eloqua establishes a marketing system of record that can drive the following value:

• Increases revenue performance by

delivering highly qualified leads at a lower cost

• Aligns marketing performance to sales results

• Boosts demand generation efficiency and effectiveness

• Demonstrates marketing value and accountability

Eloqua Provides Critical Insights to Marketers

Eloqua creates modern marketers that know exactly what their customers and prospects want, enabling them to deliver a superior customer experience and to drive revenue growth for their organizations

Value Reach Conversion Velocity Return

What’s the value of Who can I target to What % of How long will it take What is the revenue my pipeline drive value prospects will to realize revenue return on my become revenue from a prospect marketing and sales investment

Eloqua Helps Customers Across Many Industries Power Revenue and Business Growth

Tech/ Financial Business

Software Telecom Entertainment Manufacturing Services Services

* Customer Information and Logos Provided by Eloqua

© 2012 Eloqua, Inc. 10

National Instruments Customer Success Story
Improved Marketing Efficiency to Launch Global Campaigns
CHALLENGES:
	•	Create one master global program to replace one off
marketing programs for individual countries

	•	Improve productivity for the marketing team building

international campaigns

	•	Increase National Instruments’ global presence

COMPANY OVERVIEW:	RESULTS:

	•	The initial global program achieved an average email open

• National Instruments is transforming		rate of 27.9%, well above the average email open rate

the way engineers and scientistsdesign, prototype and deploy systems	•	Marketers are saving an average of 8 hours building

for measurement, automation and		marketing programs and creating specific country content

embedded applications		through the master global program. The initial program

saved roughly 128 man hours

* Customer Information and Logos Provided by Eloqua

© 2012 Eloqua, Inc.		11

Wolters Kluwer Customer Success Story
Nurtured Ongoing Relationships to Improve the Customer Experience
CHALLENGES:
	•	Efficiently nurture and grow existing relationships with more than 7,000 small banks and credit unions without
increasing sales staff
	•	Provide automated, consistent, and relevant messaging to
both prospects and customers
COMPANY OVERVIEW:	RESULTS:
	•	Increased sales rep productivity, helping reps balance their
• Wolters Kluwer Financial Services is		focus on both large and small customer segments
the leading worldwide provider of	•	Revenue increased 42% from this segment of the customer
comprehensive compliance, risk		base
management and audit solutions forthe financial services industry	•	Improved overall customer engagement
* Customer Information and Logos Provided by Eloqua

© 2012 Eloqua, Inc.		12

PerkinElmer Customer Success Story
Centralized Digital Marketing Initiatives to Execute Effective Campaigns
CHALLENGES:
	•	Create a more consistent user experience across multiple
touch points and ensure a cohesive brand experience
	•	Improve collaboration for a marketing team spread across
six global business units
RESULTS:
COMPANY OVERVIEW:	•	Produced a unified approach to online marketing through
one common platform
• PerkinElmer designs, manufactures and	•	Increased teamwork and collaboration across the business,
delivers advanced technology solutions		especially between marketing and sales
that address the world’s most critical	•	Increased number of online forms for lead capture and form
health and safety concerns		conversion rates increased 99% over a six month period
* Customer Information and Logos Provided by Eloqua
© 2012 Eloqua, Inc.		13

McAfee Customer Success Story
Achieved Better Lead Quality Through Sales and Marketing Alignment
CHALLENGES:
• Overall alignment between the sales and marketing team
• Increasing the quality of leads and ensuring only the best leads make their way into the hands of sales
• Creating an effective nurture program for leads that aren’t yet ready to buy
COMPANY OVERVIEW:	RESULTS:
• Through lead scoring, McAfee reduced the number of leads
• McAfee, a wholly owned subsidiary of Intel	by 35% while improving the overall quality of leads so that
Corporation, is the world’s largest	its lead-to-opportunity conversion rate increased four fold
dedicated security technology company	• The success of the lead scoring program resulted in
delivering solutions and services to end-	implementation across multiple geographies
users, private sector enterprises, the publicsector and service providers
* Customer Information and Logos Provided by Eloqua

© 2012 Eloqua, Inc.	14

Oracle and Eloqua

A Compelling Combination

•	Creates a comprehensive Customer Experience Cloud that transforms how customers buy products and services and how organizations market, sell, service and support them

	•	Oracle offers best-in-class Sales, Commerce, Service, Content, and Social Clouds

	•	Eloqua’s modern marketing platform will become the centerpiece of the Oracle Marketing Cloud

	•	Augmented with Oracle technologies including Analytics and Big Data

•	Together, Oracle and Eloqua will deliver exceptional customer experiences that:

	•	Create brand loyalty and advocacy for a customer’s products and services

	•	Drive broader purchases and repeat business

	•?	Increase revenue growth by better targeting and more efficient and lower cost selling

•?	Eloqua’s management team and employees are expected to join Oracle and continue their focus facilitating excellence in marketing

For more information visit www.eloqua.com\oracle.